Exhibit 99.1

GLENBOROUGH REALTY TRUST

FOR IMMEDIATE RELEASE

CONTACTS:	Glenborough Realty Trust
Andrew Batinovich, President and CEO
Brian S. Peay, Executive Vice President and CFO
Phone: 650.343.9300 Fax: 650.343.7438
www.glenborough.com - shareholderservices@glenborough.com

Morgan Stanley Real Estate
Alyson D’Ambrisi, Vice President
Phone: 212.761.4649
Alyson.D’Ambrisi@morganstanley.com

MORGAN STANLEY REAL ESTATE TO ACQUIRE GLENBOROUGH REALTY TRUST IN AN

ALL CASH TRANSACTION

SAN MATEO, CALIFORNIA, August 21, 2006 — Glenborough Realty Trust (NYSE: GLB, GLB PrA) (Glenborough) and Morgan Stanley Real Estate announced today that they have entered into a definitive agreement whereby funds managed by Morgan Stanley Real Estate will acquire all of the outstanding common stock of Glenborough in an all-cash transaction valued at approximately $1.9 billion.

Under the terms of the agreement, Morgan Stanley Real Estate will acquire all of Glenborough’s outstanding common stock for $26.00 per share in cash through a merger transaction. The per share purchase price represents an 8.2% premium over Glenborough’s closing price on August 18, 2006 and a 15.2% premium over the 30-day average closing price through August 18, 2006 for Glenborough’s common stock on the NYSE. Holders of limited partnership units in Glenborough’s operating partnership will receive $26.00 per unit in cash or, at their election, will have the right either to common units in the surviving operating partnership similar in their terms to the existing common units or, alternatively, to receive a preferred unit in the surviving operating partnership. The total consideration of approximately $1.9 billion includes repayment or assumption of Glenborough’s

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existing debt and redemption of its Series A convertible preferred stock pursuant to its terms. The agreement contemplates that Glenborough will continue to pay regular quarterly distributions at an annualized rate of $1.10 per share and per unit through the closing of the merger with a pro rated distribution for the quarter in which the transaction closes being included in the merger consideration.

Completion of the merger is currently expected to occur during the fourth quarter of 2006 and is subject to approval by Glenborough’s common stockholders and certain other customary closing conditions. The transaction has been approved by Glenborough’s Board of Directors, which has also recommended that the common stockholders approve the merger.

Andrew Batinovich, Glenborough President and CEO commented, “This transaction allows Glenborough to unlock tremendous value for our stockholders and demonstrates the inherent value of Glenborough’s assets and our operating platform.”

“We are excited about this unique opportunity to acquire a well-diversified office portfolio,” said Michael Franco, Managing Director of Morgan Stanley Real Estate. “Glenborough’s high-quality office properties are located in some of the country’s most desirable and supply-constrained office markets, such as Washington, DC and Northern and Southern California. In Glenborough, we believe we have acquired some terrific assets and a talented team of professionals.”

Goldman, Sachs & Co. acted as a financial advisor to Glenborough’s Board of Directors and Morrison & Foerster LLP and Venable LLP served as legal counsel. Morgan Stanley acted as financial advisor to Morgan Stanley Real Estate and Goodwin Procter LLP and Paul, Hastings, Janofsky & Walker LLP served as legal counsel.

Glenborough is a REIT which is focused on owning high quality, multi-tenant office properties concentrated in Washington D.C., Southern California, Boston, Northern New Jersey, and Northern California. The Company has a portfolio of 45 properties encompassing approximately 8 million square feet as of June 30, 2006.

Morgan Stanley Real Estate is comprised of three major global businesses: Investing, Banking and Lending. Since 1991, Morgan Stanley Real Estate has acquired $87.7 billion of real estate assets worldwide and currently manages $50.9 billion in real estate on behalf of its clients. In addition, Morgan Stanley Real Estate provides a complete range of market-leading investment banking services

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to its clients including advice on strategy, mergers, acquisitions and restructurings, as well as underwriting public and private debt and equity financings. Morgan Stanley is also a global leader in real estate lending and, using its own capital, originated approximately $28 billion in commercial mortgages in 2005. For more information about Morgan Stanley Real Estate, go to www.morganstanley.com/realestate.

Morgan Stanley (NYSE: MS) is a global financial services firm and a market leader in securities, investment management, and credit services. With more than 600 offices in 30 countries, Morgan Stanley connects people, ideas and capital to help clients achieve their financial aspirations.

FORWARD LOOKING STATEMENTS: Certain statements in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “intends”, “plans,” “anticipates,” “contemplates,” “believes,” “estimates,” “predicts,” “projects,” “potential”, “continue,” and other similar terminology or the negative of these terms. Because these forward-looking statements involve risk and uncertainty, there are important factors that could cause our actual results to differ materially from those stated or implied in the forward-looking statements. Such factors include, among others, factors that could prevent or delay the closing of the transactions described in this release, including, without limitation, factors about Glenborough’s financial condition and results of operation, national and local economic conditions, market fluctuations in rental rates, concessions and occupancy, reduced demand for office space, failure of market conditions and occupancy levels to improve certain geographic areas, defaults or non-renewal of leases by customers and increased rates and occupancy costs. Given these uncertainties, readers are cautioned not to place undue reliance on such statements. All forward-looking statements are based on information available to us on the date hereof and we assume no obligation to update or supplement any forward-looking statement. Additional information concerning factors that could cause results to differ can be found in our filings with the SEC including our report on Form 10-K for the year ended December 31, 2005 and our Form 10-Q for the quarter ended June 30, 2006.

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ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

In connection with the proposed merger of Glenborough with and into a wholly owned subsidiary of Morgan Stanley Real Estate, Glenborough intends to file relevant materials with the SEC, including a proxy statement. INVESTORS AND SECURITY HOLDERS OF GLENBOROUGH ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GLENBOROUGH, MORGAN STANLEY REAL ESTATE AND THE MERGER. The proxy statement and other relevant materials (when they become available) and any other documents filed by Glenborough with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by contacting Glenborough at (650) 343-9300 or accessing Glenborough’s website at www.glenborough.com. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the merger.

Proxies may be solicited on behalf of Glenborough by members of its Board of Directors and executive officers. Information about such persons can be found in Glenborough’s definitive proxy statement relating to its 2006 Annual Meeting of Stockholders, which was filed with the SEC on April 4, 2006 and may be obtained free of charge at the SEC’s website at www.sec.gov or at Glenborough’s website at www.glenborough.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

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